UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2005

BRIGHAM EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-22433	75-2692967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Bridgepoint Parkway Building Two, Suite 500 Austin, Texas 78730
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (512) 427-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

           On October 10, 2005, the Compensation Committee of the Board of Directors of Brigham Exploration Company (the “Company”) approved the grant of 67,650 shares of restricted stock pursuant to the Company's 1997 Incentive Plan (the “1997 Plan”) to non-officer employees.  The restricted stock vests over a five-year period and may fully vest in certain situations after a change of control. The form of restricted stock agreement pursuant to which the shares were granted under the 1997 Plan will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2005.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHAM EXPLORATION COMPANY

Date: October 12, 2005
	By:	/s/ Eugene B. Shepherd, Jr

Eugene B. Shepherd, Jr.
Executive Vice President &
Chief Financial Officer